Dear Shareholder:

      As we observed in our last letter, the convertible securities market did not escape the turbulence of the summer and early fall. The market only began to regain its bearings in mid-October. The primary catalyst for the turnaround was the surprise move by the Federal Reserve on October 15 to lower the Fed funds rate to 5% and the discount rate to 4.75%. This action followed a 25 basis point cut in the Fed funds rate on September 29th, which the markets had viewed as inadequate. This unexpected move, coming between meetings of the Federal Open-Market Committee, was seen as a very strong statement that the Federal Reserve would act to restore liquidity to the credit markets and, thereby, fend off a possible recession.

At the same time, as policy makers started to address the other crises bedeviling the global markets, fears began to subside that the economic and financial turmoil was spreading like wildfire around the world. In Japan, the government finally passed banking reform legislation. This step, as well as other measures, should in time help reinvigorate the Japanese economy. As importantly, the prospect of a more stable Japan began to take some of the fear and uncertainty out of the other markets in Asia. The International Monetary Fund received the resources to help countries that may require future assistance from additional funding that was approved by the U.S. Congress. Following the reelection of President Cardoso, the Brazilian government began to put together the austerity package considered essential for the country's long-term fiscal and economic stability.

While recent events will likely result in slower economic growth in coming quarters, we believe that the outlook for the U.S. economy remains constructive. The positives-low inflation, low interest rates, high levels of employment, reasonably high levels of consumer confidence, a well-capitalized banking system, and prudent monetary and fiscal policies-should offset the negative impact of a weakening import/export sector. While we do not foresee a recession, we do believe that the rate of gain in corporate profits will not be as robust as in recent years.

The Fund began to recoup the losses suffered during the summer once the markets started to recover from the damaging reversals of the summer. Still, Castle Convertible Fund produced a modest negative total return on an NAV basis for the fiscal year ended October 31. We believe that Castle is well-positioned to produce stronger returns in the coming year.

                                       Respectfully submitted,


                                       /s/ David D. Alger

                                       David D. Alger
                                       President

December 17, 1998


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 1998

Principal     Corporate Convertible
 Amount        Bonds-29.3%                                Value
------------------------------------------------------------------

              AEROSPACE-1.2%
$  250,000    Atlantic Coast Airlines, Inc., Cv.
               Sub. Notes, 7.00%, 7/1/04(a)            $   672,812
                                                       -----------
              COMMUNICATION EQUIPMENT-5.8%
 1,500,000    Bay Networks Inc., Cv. Sub. Deb.,
               5.25%, 5/15/03                            1,522,500
   500,000    DSC Communications Corp., Cv.
               Sub. Notes, 7.00%, 8/1/04(a)                511,875
 1,200,000    DSC Communications Corp., Cv.
               Sub. Notes, 7.00%, 8/1/04                 1,228,500
                                                       -----------
                                                         3,262,875
                                                       -----------
              COMPUTER RELATED & BUSINESS
               EQUIPMENT-1.9%
 1,250,000    Quantum Corporation, Cv. Sub.
               Notes, 7.00%, 8/1/04                      1,081,250
                                                       -----------
              CONSUMER PRODUCTS &
               SERVICES-.8%
   538,000    Fieldcrest Cannon Inc., Cv. Sub.
               Deb., 6.00%, 3/15/12                        468,060
                                                       -----------
              HEALTH CARE-.5%
   400,000    NeXstar Pharmaceuticals, Inc., Cv.
               Sub. Deb., 6.25%, 8/1/04(a)                 300,500
                                                       -----------
              MANUFACTURING-2.0%
 1,250,000    Quanex Corp., Cv. Sub. Deb.,
               6.88%, 6/30/07                            1,112,500
                                                       -----------
              METALS-2.3%
 1,500,000    Inco Limited, Cv. Sub. Deb.,
               7.75%, 3/15/16                            1,331,250
                                                       -----------
              PRINTING-2.5%
 1,400,000    World Color Press Inc., Cv. Sub.
               Notes, 6.00%, 10/1/07                     1,400,000
                                                       -----------
              REAL ESTATE-2.0%
 1,000,000    Developers Diversified Realty Corp.,
               Cv. Sub. Deb., 7.00%, 8/15/99             1,135,000
                                                       -----------
              RETAILING-5.9%
   800,000    Baker (J.) Inc., Cv. Sub. Notes,
               7.00%, 6/1/02                               632,000
 1,000,000    Genesco Inc., Cv. Sub. Notes,
               5.50%, 4/15/05(a)                           619,375
 1,500,000    Michaels Stores Inc., Cv. Sub.
               Deb., 6.75%, 1/15/03                      1,290,000
 1,200,000    Sunglass Hut Inc., Cv. Sub.
               Notes, 5.25%, 6/15/03                       810,000
                                                       -----------
                                                         3,351,375
                                                       -----------
              SEMICONDUCTORS-4.4%
 1,400,000    Micron Technology, Inc., Cv. Sub.
               Notes, 7.00%, 7/1/04                      1,368,500
   750,000    National Semiconductor, Cv. Sub.
               Notes, 6.50%, 10/1/02(a)                    611,250
   500,000    Photronics Inc., Cv. Sub. Notes,
               6.00%, 6/1/04                               516,563
                                                       -----------
                                                         2,496,313
                                                       -----------
              Total Corporate Convertible Bonds
               (Cost $17,559,005)                       16,611,935
                                                       -----------

              Convertible Preferred
  Shares       Securities-28.4%                           Value
------------------------------------------------------------------

              AEROSPACE & AIRLINES-1.5%
    22,000    Coltec Capital Trust, 5.25% Cv.
               Pfd.(a)                                 $   863,500
                                                       -----------
              BROADCASTING-1.1%
    15,000    Sinclair Broadcast Group, Inc.,
               $3.00 Cv. Pfd., Series D.                   596,250
                                                       -----------
              BUILDING & CONSTRUCTION-2.0%
    22,500    Owens Corning Capital LLC,
               $3.25 Monthly Income Pfd.(a)              1,116,563
                                                       -----------
              COMMUNICATION EQUIPMENT-2.0%
    20,100    Corning Inc., $3.00 Cv. Monthly
               Income Pfd.                               1,157,006
                                                       -----------
              ENERGY-7.2%
    30,000    AES Trust II, $2.75 Cv. Pfd.,
               Series B                                  1,387,500
    15,000    Devon Financing Trust, $3.25 Cv.
               Pfd.                                        922,500
    35,000    Unocal Capital Trust II, 6.25%
               Cv. Pfd.                                  1,802,500
                                                       -----------
                                                         4,112,500
                                                       -----------
              FINANCIAL SERVICES-3.7%
    80,000    CNB Capital Trust I, 6.00% Cv.
               Pfd.                                      2,090,000
                                                       -----------
              FOODS & BEVERAGES-1.2%
    15,000    Suiza CapitalTrust II, 5.50% Cv.
               Pfd.(a)                                     500,625
     5,000    Suiza CapitalTrust II, 5.50% Cv.
               Pfd.                                        166,875
                                                       -----------
                                                           667,500
                                                       -----------
              LEISURE & ENTERTAINMENT-2.7%
    17,000    Royal Caribbean Cruises Limited,
               $3.625 Cv. Pfd. A                         1,503,438
                                                       -----------
              PACKAGING PRODUCTS-2.1%
    30,000    Owens-Illinois, Inc., $2.375 Cv.
               Pfd. Class A                              1,203,750
                                                       -----------
              RAW MATERIALS-1.9%
    20,000    Bethlehem Steel Corporation,
               $5.00 Cum. Pfd.                           1,076,250
                                                       -----------
              RETAILING-1.0%
    10,000    Kmart Financing Trust I, $3.875
               Cv. Pfd.                                    554,375
                                                       -----------
              REAL ESTATE-2.0%
    40,000    Prologis Trust, 7.00%, Cv. Pfd. B          1,115,000
                                                       -----------
              Total Convertible Preferred
               Securities (Cost $16,048,108)            16,056,132
                                                       -----------
              Mandatory Convertible
               Securities-8.6%
              COMMUNICATIONS-1.6%
    20,000    AirTouch Communications, Inc.,
               6.00% Cv. Pfd., Class B,
               8/16/99(c)                                  920,000
                                                       -----------
              FOODS & BEVERAGES-1.5%
    17,000    Ralston Purina Co., 7.00%
               Exchangeable Notes, 12/1/00(b)              842,563
                                                       -----------
              LEISURE & ENTERTAINMENT-2.1%
    25,000    Premier Parks Inc., 7.50% Income
               Equity Securities, 4/1/01(c)            $ 1,168,750
                                                       -----------
              RETAILING-3.4%
    13,000    CVS Automatic Common Exchange
               Security Trust, $4.23, 5/15/01(c)         1,118,000
    25,000    Dollar General STRYPES Trust,
               $3.352, 5/15/01(c)                          832,813
                                                       -----------
                                                         1,950,813
                                                       -----------
              Total Mandatory Convertible
               Securities (Cost $4,913,723)              4,882,126
                                                       -----------
              Common Stocks-13.4%
              UTILITIES
    40,000    American Electric Power Co., Inc.          1,957,500
    40,000    New Century Energies Inc.                  1,932,500
    70,000    OGE Energy Corp.                           1,859,375
    68,000    Puget Sound Energy Inc.                    1,836,000
                                                       -----------
              Total Common Stocks
               (Cost $4,945,921)                         7,585,375
                                                       -----------

 Principal    Short-Term Corporate
  Amount       Notes-19.8%                                Value
------------------------------------------------------------------

$2,000,000    Aetna Services, Inc., 5.26%,
               11/6/98                                 $ 1,998,539
 2,500,000    Bayerische Vereinsbank A.G.,
               5.22%, 11/5/98                            2,498,551
   600,000    Cooperative Association of Tractor
               Dealers, Inc.,5.25%, 11/2/98                599,913
 1,400,000    Hertz Corporation, 5.27%,
               11/13/98                                  1,397,541
 1,400,000    Merrill Lynch & Co., Inc., 5.25%,
               11/10/98                                  1,398,162
 2,500,000    National Australia Funding, Inc.,
               5.22%, 11/5/98                            2,498,550
   800,000    Republic Industries Funding,
               Corp., 5.25%, 11/12/98                      798,715
                                                       -----------
              Total Short-Term Corporate Notes
               (Cost $11,189,971)                       11,189,971
                                                       -----------
Total Investments
 (Cost $54,656,728)(d)                     99.5 %       56,325,539
Other Assets in Excess of Liabilities        .5            301,212
                                          ------------------------
Total Net Assets                          100.0 %      $56,626,751
                                          ========================

--------------------
<Fa>  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
<Fb>  Exchangeable into common stock of Interstate Bakeries Corporation.
<Fc>  These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
<Fd>  At October 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $54,656,728, amounted to $1,668,811, which consisted of aggregate gross unrealized appreciation of $4,953,288 and aggregate gross unrealized depreciation of $3,284,477.


STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998


ASSETS:
  Investments in securities, at value (cost $54,656,728),
   see accompanying schedule of investments                                $56,325,539
  Receivable for investment securities sold                                    247,492
  Dividends and interest receivable                                            453,921
  Prepaid expenses                                                               3,670
                                                                           -----------
      Total Assets                                                          57,030,622
LIABILITIES:
  Bank overdraft                                              $190,267
  Payable for investment securities purchased                  120,625
  Investment advisory fees payable                              35,380
  Directors' fees payable                                        3,424
  Accrued expenses                                              54,175
                                                               -------
      Total Liabilities                                                        403,871
                                                                           -----------
NET ASSETS applicable to 2,236,003 outstanding shares of
 $0.01 par value (10,000,000 shares authorized)                            $56,626,751
                                                                           ===========
NET ASSET VALUE PER SHARE                                                  $     25.32
                                                                           ===========


                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF OPERATIONS
For the year ended October 31, 1998


INVESTMENT INCOME:
  Income:
    Interest                                                                 $ 2,222,011
    Dividends                                                                  1,529,286
                                                                             -----------
      Total Income                                                             3,751,297

  Expenses:
    Investment advisory fees-Note 2(a)                       $   467,452
    Shareholder reports                                           38,130
    Directors' fees                                               38,000
    Custodian and transfer agent fees                             34,707
    Professional fees                                             22,935
    Bookkeeping fees                                              18,000
    Miscellaneous                                                 24,609
                                                             -----------

      Total Expenses                                                             643,833
                                                                             -----------
NET INVESTMENT INCOME                                                          3,107,464
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                               248,589
  Net change in unrealized depreciation on investments        (5,507,167)
                                                             -----------
  Net realized and unrealized gain (loss) on investments                      (5,258,578)
                                                                             -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $(2,151,114)
                                                                             ===========



STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended          Year Ended
                                                             October 31, 1998    October 31, 1998
                                                             ------------------------------------
FROM INVESTMENT ACTIVITIES:
  Net investment income                                        $ 3,107,464          $ 3,433,579
  Net realized gain on investments                                 248,589            5,386,112
  Net change in unrealized depreciation on investments          (5,507,167)            (730,772)
                                                               --------------------------------
      Net increase (decrease) in net assets
       resulting from operations                                (2,151,114)           8,088,919
                                                               --------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                         (3,331,584)          (3,577,609)
  Net realized gains                                            (5,142,806)          (3,309,288)
                                                               --------------------------------
      Total dividends                                           (8,474,390)          (6,886,897)
                                                               --------------------------------
      Net increase (decrease) in net assets                    (10,625,504)           1,202,022
NET ASSETS:
  Beginning of year                                             67,252,255           66,050,233
                                                               --------------------------------
  End of year (including undistributed net investment
   income of $411,524 and $635,644, respectively)              $56,626,751          $67,252,255
                                                               ================================


                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

                                                                                         Four
                                                                                        Months
                                                   Year Ended October 31,                Ended       Year Ended
                                          ----------------------------------------    October 31,     June 30,
                                           1998       1997       1996       1995       1994(i)          1994
                                          ---------------------------------------------------------------------

Net asset value, beginning of period      $ 30.08    $ 29.54    $ 28.39    $ 25.77      $ 25.07       $ 27.29
                                          -------------------------------------------------------------------
Net investment income                        1.39       1.54       1.56       1.74         0.52          1.62
Net realized and unrealized gain
 (loss) on investments                      (2.36)      2.08       1.89       3.29         0.58         (1.60)
                                          -------------------------------------------------------------------
Total from investment operations            (0.97)      3.62       3.45       5.03         1.10          0.02
                                          -------------------------------------------------------------------
Dividends from net investment
 income                                     (1.49)     (1.60)     (1.59)     (1.60)       (0.40)        (1.67)
Distributions from net realized gains       (2.30)     (1.48)     (0.71)     (0.81)           -         (0.57)
                                          -------------------------------------------------------------------
      Total Distributions                   (3.79)     (3.08)     (2.30)     (2.41)       (0.40)        (2.24)
                                          -------------------------------------------------------------------
Net asset value, end of period            $ 25.32    $ 30.08    $ 29.54    $ 28.39      $ 25.77       $ 25.07
                                          ===================================================================
Market value, end of period               $ 22.75    $ 25.75    $ 25.38    $ 25.63      $ 24.38       $ 22.25
                                          ===================================================================

Total investment return based on
 market value per share                      1.66%     14.01%      8.14%     15.82%       11.28%        (8.41%)
                                          ===================================================================

Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)                        $56,627    $67,252    $66,050    $63,478      $57,207       $55,665
                                          ===================================================================
  Ratio of expenses to average net
   assets                                    1.04%      1.00%      1.03%      1.05%        1.04%         1.05%
                                          ===================================================================
  Ratio of net investment income to
   average net assets                        5.00%      5.26%      5.44%      6.62%        6.02%         6.02%
                                          ===================================================================
  Portfolio Turnover Rate                   52.99%     57.58%     63.68%     52.80%        8.65%        29.38%
                                          ===================================================================

--------------------
<Fi>  Ratios have been annualized; total investment return has not been annualized.


                     See Notes to Financial Statements.



CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Summary of Significant Accounting
 Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation-Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Other-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-Investment Advisory Fees and Other
 Transactions with Affiliates:

(a) Investment Advisory Fees-Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 1998, no reimbursement was required pursuant to the Contract. For the year ended October 31, 1998, the total investment advisory fee charged to the Fund amounted to $467,452, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees-Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 1998, the Fund incurred fees of approximately $15,100 for services provided by Alger Services and reimbursed Alger Services approximately $4,500 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees-Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates-At October 31, 1998, the Adviser and its affiliates owned 345,756 shares of the Fund.

NOTE 3-Securities Transactions:

      During the year ended October 31, 1998, purchases and sales of investment securities, excluding short-term securities, aggregated $26,980,192 and $34,804,340, respectively.

NOTE 4-Components of Net Assets:

      At October 31, 1998, the Fund's net assets consisted of:


Paid-in capital                         $54,012,068
Undistributed net investment income         411,524
Undistributed net realized gain             534,348
Net unrealized appreciation               1,668,811
                                        -----------
NET ASSETS                              $56,626,751
                                        ===========


                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Castle Convertible Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc. (a Delaware Corporation), including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Castle Convertible Fund, Inc. as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994, in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP


New York, New York
December 11, 1998



     CASTLE |
CONVERTIBLE | Meeting the challenge
      FUND, | of investing
       INC. |



Board of Directors

Fred M. Alger, Chairman
David D. Alger
Lester L. Colbert, Jr.
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
----------------------------------------

Investment Adviser

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, N.Y. 10048
----------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
----------------------------------------

Results of the Annual Meeting of Shareholders

The annual meeting of the shareholders of the Fund was held on December 9, 1997. The following matters were submitted to a shareholder vote and approved:

(i) the reelection of the following directors of the Fund: Fred M. Alger, David D. Alger, Lester L. Colbert, Jr., Arthur M. Dubow, Stephen E. O'Neil, Nathan E. Saint-Amand, and John T. Sargent. Each of the directors reelected received at least 1,917,378 affirmative votes and no more than 18,744 votes were withheld for any director. There were 15,330 abstentions.

(ii) the ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998:
For-1,920,285; Against-19,997; Abstain-16,348
(iii) the approval of the removal of an investment restriction of the Fund:
For-1,257,692; Against-65,637; Abstain-56,182.
----------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.





     CASTLE |
CONVERTIBLE | Meeting the challenge
      FUND, | of investing
       INC. |



   Annual Report
  October 31, 1998